Trade receivables and other current assets	6 Months Ended
Jun. 30, 2026
Trade receivables and other current assets
Trade receivables and other current assets

16.Trade receivables and other current assets

	June 30, 2026	December 31, 2025
Trade receivables	30,226	31,743
Deposits and prepayments	4,194	4,648
VAT refundable	8,061	7,079
Other receivables	89	53
Total	42,570	43,523

The Group does not hold any collateral over the trade receivables balances, nor is there any related financing component.

The fair values of trade and other receivables approximate to their carrying amounts as presented above as they are mostly of a short-term nature.

The exposure of the Group to credit risk and impairment losses in relation to trade and other receivables is reported in Note 25 to these consolidated financial statements.

The amount of ECL balance in respect of trade and other receivables is 1,455 as at June 30, 2026 and 1,462 as at December 31, 2025.